SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On March 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  March 29, 2002        By:   /s/ Karen Schluter
                                  --------------------------------------------
                                  Karen Schluter
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 2002

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      250,321,000.00   250,321,000.00     2,922,439.11    1,407,811.10   4,330,250.21     0.00         0.00      247,398,560.89
AP1         574,016.00       574,016.00         3,546.86            0.00       3,546.86     0.00         0.00          570,469.14
A2       29,245,000.00    29,245,000.00       684,201.66      164,503.13     848,704.79     0.00         0.00       28,560,798.34
AP2          99,562.00        99,562.00            64.11            0.00          64.11     0.00         0.00           99,497.89
B1        2,897,000.00     2,897,000.00         2,169.33       16,292.88      18,462.21     0.00         0.00        2,894,830.67
B2        2,462,000.00     2,462,000.00         1,843.59       13,846.41      15,690.00     0.00         0.00        2,460,156.41
B3        2,028,000.00     2,028,000.00         1,518.60       11,405.57      12,924.17     0.00         0.00        2,026,481.40
B4          579,000.00       579,000.00           433.57        3,256.33       3,689.90     0.00         0.00          578,566.43
B5          434,000.00       434,000.00           324.99        2,440.84       2,765.83     0.00         0.00          433,675.01
B6        1,014,435.00     1,014,435.00           758.89        5,705.24       6,464.13     0.00         0.00        1,013,676.11
R               100.00           100.00           100.00            0.56         100.56     0.00         0.00                0.00
TOTALS  289,654,113.00   289,654,113.00     3,617,400.71    1,625,262.06   5,242,662.77     0.00         0.00      286,036,712.29

AX1      22,409,360.00    22,409,360.00             0.00      126,030.76     126,030.76     0.00         0.00       22,101,276.54
AX2       2,765,714.00     2,765,714.00             0.00       15,557.14      15,557.14     0.00         0.00        2,699,165.17

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       86358RWY9    1,000.00000000      11.67476604    5.62402315      17.29878919    988.32523396       A1           6.750000 %
AP1      86358RWZ6    1,000.00000000       6.17902637    0.00000000       6.17902637    993.82097363       AP1          0.000000 %
A2       86358RXB8    1,000.00000000      23.39550898    5.62500017      29.02050915    976.60449102       A2           6.750000 %
AP2      86358RXC6    1,000.00000000       0.64392037    0.00000000       0.64392037    999.35607963       AP2          0.000000 %
B1       86358RXE2    1,000.00000000       0.74881947    5.62405247       6.37287194    999.25118053       B1           6.750000 %
B2       86358RXF9    1,000.00000000       0.74881803    5.62404955       6.37286759    999.25118197       B2           6.750000 %
B3       86358RXG7    1,000.00000000       0.74881657    5.62404832       6.37286489    999.25118343       B3           6.750000 %
B4       N/A          1,000.00000000       0.74882556    5.62405872       6.37288428    999.25117444       B4           6.750000 %
B5       N/A          1,000.00000000       0.74882488    5.62405530       6.37288018    999.25117512       B5           6.750000 %
B6       N/A          1,000.00000000       0.74809130    5.62405674       6.37214804    999.25190870       B6           6.750000 %
R        86358RXH5    1,000.00000000   1,000.00000000    5.60000000   1,005.60000000      0.00000000       R            6.750000 %
TOTALS                1,000.00000000      12.48869099    5.61104430      18.09973529    987.51130901

AX1      86358RXA0    1,000.00000000       0.00000000    5.62402318       5.62402318    986.25201880       AX1          6.750000 %
AX2      86358RXD4    1,000.00000000       0.00000000    5.62499955       5.62499955    975.93792055       AX2          6.750000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002

Total Scheduled Principal Amounts                       216,987.50
Group 1 Scheduled Principal Amounts                     194,589.47
Group 2 Scheduled Principal Amounts                      22,398.03

Total Unscheduled Principal Amounts                     3,400,413.95
Group 1 Unscheduled Principal Amounts                   2,737,817.61
Group 2 Unscheduled Principal Amounts                   682,596.34

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      286,036,712.28
Group 1 Aggregate Ending Principal Balance              256,390,913.00
Group 2 Aggregate  Ending Principal Balance              29,645,799.28

 Aggregate Non-Po Ending Principal Balance              285,366,745.25
Group 1 Non-Po Aggregate Ending Principal Balance       255,820,444.00
Group 2 Non-Po Aggregate  Ending Principal Balance       29,546,301.82

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00
Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2.896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          111,023.95
Master Servicing Fee (including Retained Interest)      985.02
Trustee Fees                                            844.82

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance            Percentage

1 Month                13            1,776,151.63                  0.69 %
2 Month                 3              300,636.77                  0.12 %
3 Month                 0                    0.00                  0.00 %
Total                  16            2,076,788.40                  0.81 %

 Group 2
--------------------
Category              Number       Principal Balance            Percentage
1 Month                 0                    0.00                  0.00 %
2 Month                 0                    0.00                  0.00 %
3 Month                 0                    0.00                  0.00 %
 Total                  0                    0.00                  0.00 %


 Group 3
--------------------
Category              Number       Principal Balance            Percentage
1 Month                13            1,776,151.63                  0.62 %
2 Month                 3              300,636.77                  0.11 %
3 Month                 0                    0.00                  0.00 %
 Total                 16            2,076,788.40                  0.73 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     March 25, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          244.53
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          21.89
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            2.75
Class B2 Relief Act Interest Shortfall            2.34
Class B3 Relief Act Interest Shortfall            1.93
Class B4 Relief Act Interest Shortfall            0.55
Class B5 Relief Act Interest Shortfall            0.41
Class B6 Relief Act Interest Shortfall            0.96
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall             275.37


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